UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

XL CAPITAL LTD
(Name of Registrant as Specified in Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Notice of Internet Availability of Proxy Materials for 2010 Annual General Meeting of
Holders of Class A Ordinary Shares of XL Capital Ltd

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2010.

     1. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

     2. The proxy statement and the annual report to security holders are available at https://www.eproxyaccess.com/xlcapital2010.

     3. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 16, 2010 to facilitate timely delivery.

Dear Class A Ordinary Shareholder:

Under new Securities and Exchange Commission (SEC) rules, you are receiving this notice that proxy materials for the XL Capital Ltd (the “Company”) 2010 Annual General Meeting of holders of Class A Ordinary Shares (the “Shareholders”) are available on the Internet, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which includes annual financial statements, the Proxy Statement and the form of proxy. Please follow the instructions below to view the proxy materials, vote online and/or request paper copies of the materials. The items to be voted on and location of the annual general meeting are on the reverse side of this form. Your vote is important regardless of the number of shares you own.

THE ANNUAL REPORT, THE PROXY STATEMENT AND THE FORM OF PROXY ARE AVAILABLE AT:
https://www.eproxyaccess.com/xlcapital2010
Easy Online Access –– A Convenient Way to View Proxy Materials and Vote

Step 1: Go to https://www.eproxyaccess.com/xlcapital2010 and enter your control number.
Step 2: View the proxy materials.
Step 3: Click on “Vote Your Shares”.
Step 4: Make your selection as instructed on each screen to vote.

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

     Please Note: You must use the control number in the box on the reverse side when requesting a set of proxy materials.

Internet: Go to https://www.eproxyaccess.com/xlcapital2010. Enter your control number. Click on “Request a paper or email copy of the proxy materials.” Follow instructions to log in and order a paper or email copy of the current meeting materials or all future meeting materials.

Telephone: Call us free of charge at 1-866-214-3731 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials for the current meeting. You can also submit a preference to receive a paper copy for all future meetings.

Email: Send an email to xlcapital@eproxyaccess.com with your control number in the subject line, and state your preference to receive a paper or email copy for just the current meeting or all future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 16, 2010.

CONTROL NUMBER

The Annual General Meeting of	Date:	April 30, 2010

XL CAPITAL LTD	Time:	8:30 a.m local time
	Location:	Principal Executive Offices of
the Company:
XL House
One Bermudiana Road
The Company ticker symbol is: XL		Hamilton HM 08, Bermuda

XL Capital Ltd

Notice of Annual General Meeting to be held on April 30, 2010

The Annual General Meeting of Shareholders will be held at the Principal Executive Offices of the Company at XL House, One Bermudiana Road, Hamilton HM 08, Bermuda on April 30, 2010 at 8:30 a.m. local time. The proposals to be voted on at the meeting are listed below along with the recommendations of the Board of Directors.

The Board Directors recommends that you vote “FOR” the following proposals:

•	Election of three Class III Directors to hold office until 2013.

Nominees: Joseph Mauriello, Eugene M. McQuade, Clayton S. Rose

•	To ratify the appointment of PricewaterhouseCoopers LLP, New York, New York, to act as the independent registered public accounting firm for the Company for the year ending December 31, 2010.

Only the holders of record of XL Capital Ltd Class A Ordinary Shares on March 5, 2010 are entitled to notice of and to vote at the meeting. If you were a shareholder as of the record date, you may attend the Annual General Meeting and vote in person. Shareholders may contact Georgeson at 800-509-1046 to obtain directions to the Annual General meeting.

PLEASE NOTE: THIS FORM IS NOT A PROXY CARD. To vote your shares, you must vote online, by telephone OR request paper copies of the proxy materials to receive a proxy card. If you wish to vote in person at the meeting, you must bring this notice along with personal identification to the meeting.